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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 15, 2001 relating to the consolidated financial statements of Parametric Technology Corporation, which appears in Parametric Technology Corporation's Annual Report on Form 10-K for the year ended September 30, 2001.

                                                  /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2002